Exhibit 99.1

Safe Harbor

In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,”
“should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.
Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy;
availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition.
These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange
Commission.
EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the
SEC.
This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Economic & Industry Overview

Stock Value discussion – disclaimer regarding stock price projections under various scenarios – it’s all math, not our opinion of value

U.S. Starting to Deleverage

Source: U.S. Federal Reserve & Historical Statistics of the United States: - Cambridge
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
Home Mortgage
Other Household Debt
State & Local Government Federal Government
Total U.S. Debt as a % of GDP
Nonfinancial Business
Consumer Credit
Domestic Financial

- Now before we dive into the specifics of our industry or our company, I’d like to discuss briefly the macroeconomic backdrop we’re dealing with
- The U.S. is currently experiencing deleveraging and positive, but sluggish, growth
- GDP is a measure of how much we SPEND

Real GDP Growth % 5 2011 Real GDP Growth: 1.7% Source: U.S. Dept. of Commerce: BEA&Historical Statistics of the United States: - Cambridge

- The U.S. left the gold standard in 1971
- Most recessions are induced by the Fed through interest rate increases
- Real growth has been in the 3-4% range
- GDP is a measure of spending, not prosperity
- Shocks, generally, have not caused recessions.  These shocks include oil, war, financial, etc.

Hotel Demand Driven by Economy Source: Smith Travel Research & U.S. Dept. of Commerce: BEA Hotel Demand Growth % vs. Real GDP Growth 6 R-squared = 0.61

- Demand for more hotel room nights matches growth in GDP fairly closely
- I believe that because of our deleveraging, GDP, and therefore room night demand, will grow fairly modestly over the next 5 to 7 years

U.S. Demand Will Outpace Supply 7 PKF Forecast Source: Smith Travel Research & PKF

Real RevPAR is Cyclical Source: Smith Travel Research & U.S. Dept. of Labor: BLS Seasonally-Adjusted Real RevPAR (2012$, Trailing 3-Mo Average) 8 $52 $54 $56 $58 $60 $62 $64 $66 $68 $70 $72 $74

RevPAR Forecast - PKF
Source:  Smith Travel Research & PKF

5-Year RevPAR Growth CAGR:  5.8%
7.9%
6.1%
-2.0%
-16.7%
5.4%
8.2%
5.8%
6.6%
7.8%
5.9%
2.9%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
2006 2007 2008 2009 2010 2011 2012F 2013F 2014F 2015F 2016F
Historical RevPAR Growth
Forecasted RevPAR Growth

PKF’s 5-year RevPAR growth CAGR is about 5%, with PKF forecasting virtually no growth in 2016

Potential Industry EBITDA Growth Rates

With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth
PKF estimates 5-year cumulative EBITDA growth of about 55%*
*Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation

-
Given the strong potential 5-year RevPAR CAGRs, significant hotel EBITDA growth is possible
-
Also note how sensitive these EBITDA numbers are to flow-throughs – those companies that achieve the best flow-throughs will have a real advantage in EBITDA growth
-
Note that about 500 bps of increased flow at the same RevPAR growth rate equates to about the same EBITDA growth as 50 bps of increased RevPAR growth at the same flow %
-
According to PKF assumptions, hotel EBITDA should grow by approximately 40% over the next five years; this is based on PKF’s EBITDA change regression equation, which is:  EBITDA change = -0.02 + 2.07*ADR change + 1.38*Occupancy change, R^2 = 0.97
-
If Ashford’s EBITDA grew by 40-80%, its stock price would be $27-$46

Advantages of Lodging REITs 11 Tax benefits High - quality real estate retains value Hard asset Not a financial asset Non - recourse debt Liquidity Benefits Inflation hedge Dividend paying

- Include double taxation issue as well as Bush tax cuts

Attractive Dividend Yield & Coverage 13 Ashford has both a high dividend yield and strong dividend coverage Source: Company filings, Bloomberg & First Call

- Ashford’s dividend yield AND dividend coverage exceed the peer average
- Note that this TTM coverage will likely come down a bit due to the burning off of hedges, but coverage will still remain strong

Total Shareholder Return 14 Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, LHO, PEB, SHO Trailing Total Shareholder Returns as of 9/4/12 Source: Bloomberg

- Ashford outperforms the peer index on a trailing basis for the past 2, 3, 4, 5, 6, 7 & 8 years
- On an IRR basis, the 3-year Ashford IRR is 27% vs the peer average of 23%, the 5-year Ashford IRR is -2% vs the peer average IRR of -
13%; over 8 years, Ashford’s IRR is 5% vs the peer average of -0.1%

Most Highly-Aligned Management 15 Insider ownership % Source: Company Filings

- Hersha’s insider ownership would be 4% when shares owned by a real estate company in Argentina, attributed to one of their Board members, are excluded
- EVERY employee at Ashford owns stock, and all the senior executives at REMINGTON, our property manager affiliate, own material amounts of stock

Upcoming Maturities & Debt Yields

Upcoming maturities through 2014 include:
TTM June 2012 weighted average debt yields on these maturities are
13.6%
Aareal Torrey Pines /
Capital Hilton
$143.7M
Matures Aug 2013
13.5% TTM Debt Yield
Highland Cigna Loans
$101.4M
Matures Jan-Apr 2013
17.2% TTM Debt Yield
UBS Pool 1
$105.8M
Matures Dec 2014
10.5% TTM Debt Yield
GEMSA Manchester
Courtyard
$5.4M
Matures May 2014
9.2% TTM Debt Yield

- Through 2014 Ashford has $378 million of debt coming due
- With the exception of the Hilton El Conquistador, which has negative NOI, which we are currently trying to sell, all of this debt is fully refinanceable today based on the TTM debt yields
- Prudential, two hotels, $144.7 million, comes due in Aug 2013, TTM debt yield of 12.7%
- Cigna, three hotels, $101.9 million (AHT share), comes due in the first quarter of 2013, TTM debt yield of 16.1%
- UBS 1 Pool is a securitized loan with 8 properties, $106.3 million, comes due in Dec 2014, TTM debt yield of 10.2%
- GEMSA, 1 hotel, $5.4 million, comes due in May 2014, TTM debt yield of 9.0%
- Through 2014 our debt is clearly refinanceable today and the fundamentals are getting better with our quarterly property level EBITDA improvement

Available Liquidity

Undrawn
$145m
credit
facility
$139m of
unrestricted
cash at end
of  Q2 ‘12
Preferred
equity ATM
facility
Common
equity ATM
facility
Potential
refinancing
proceeds
Excess cash
flow
Available
Liquidity

- We have many sources of liquidity should we need or choose to tap into
- We currently have zero balance on our $145 million credit facility
- We had $150 million in cash available to us at the end of the quarter
- We have a preferred at the market facility currently in place.  Last quarter we turned this on and raised $9 million
- We also have in place a common at the market facility which we have not used, but could turn on at any time
- We have potential excess refinancing proceeds for the 2013 and 2014 maturities that I walked you through
- And we have excess cash flow.  Last year we had $110 million of CAD or Cash Available for Distribution.  CAD is essentially our AFFO minus normal FF&E reserves.  And we only spent less than $35 million on dividends.  Out of this we spend owner funded capex,
etc….but still have excess cash flow
- All sources of available liquidity should we choose to tap into

Safety & Optionality

Portfolio A: Safety
• Approximately 100-120% of equity value
• ~$2.0 billion of debt
• Positive cash flow
• Weighted average maturity of 3.6 years
• All debt non-recourse
Portfolio B: Optionality & Upside
• Approximately 0-(20)% of equity value
• $1.0 to $1.2 billion of debt
• Positive cash flow
• Weighted average maturity of 4.5 years
• All debt non-recourse

We have a very unique value proposition for investors.
You could think of Ashford as two investments.
Portfolio A encompasses the lionshare of our equity value, or approximately 100-120%
- This portfolio has about $2.0 billion of our debt.
- This portfolio has positive cash flow and a weighted average maturity of 3.6 years.
- And all the debt is non-recourse
Relative to the outstanding debt we are in a good position.  This portfolio reflects a steady growth opportunity.
Portfolio B accounts for about 0-(20)% of our equity value.
- It has about $1.0 - $1.2 billion of debt and also positive cash flow.
- This portfolio has a longer weighted average maturity of 4.5 years
- And all this debt is non-recourse as well.
This portfolio provides significant optionality for upside from faster EBITDA growth along with a reasonably long runway with respect to the debt maturity to see our plans come to fruition.

Highland Hospitality Update

Highland Opportunities

• Looking for opportunities to create long-term value and operational efficiency through Remington management
• Hilton Back Bay, Hyatt Windwatch, Courtyard Savannah & Residence Inn Tampa
• Right-sizing the cost structure
• Bringing best practices to operations
• Rebuilding base business on the books
• Stabilizing and growing RevPAR share
• Several of the properties had been neglected from a capital perspective
• Revenues should benefit from capex
Franchise
properties
Operating
flow
throughs
Revenues
Strategic
Capex

Highland Year One GOP Flows 21 0% 20% 40% 60% 80% 100% 120% One Year Pre-Takeover One Year Post-Takeover 25.20% 102.70%

Highland NOI Exceeds Underwriting 22 $72 $74 $76 $78 $80 $82 $84 $86 $88 $90 $92 Mar 2011 TTM Jun 2011 TTM Sep 2011 TTM Dec 2011 TTM Mar 2012 TTM U/W for Mar 2012

Next Steps for Ashford

Allow portfolio to naturally
delever
Diligently work the capital
markets
Thorough research &
quantitative analysis
Scour market for acquisition
opportunities
Grow cash balance
Intense operational focus to
grow EBITDA
Must be long-term accretive to stock price
Franchised, full-service preferred
Domestic & global opportunities
Proactive refinancings
Push out maturities
Selectively access the capital markets
Highland & MIP portfolio cash flow
$30 million+ of annual debt amortization
Investigate & execute risk management strategies
Expertise in capital allocation
Focus on creating long-term shareholder value
Build cash balance in preparation for next downturn
Focus on growing Highland revenues
Growing EBITDA is best way to create shareholder value

- Spend time walking through the types of assets we’re looking at: full-service, franchised properties, both US & Europe